UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2012

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On June 7, 2012, the board of directors of Coca-Cola Enterprises, Inc. (the “Company”) elected Andrea Saia to the board, effective immediately. Ms. Saia was designated an independent director and is expected to serve on the Corporate Responsibility and Sustainability and the Franchise Relationship committees of the board.

The Company’s press release dated June 13, 2012 announcing Ms. Saia’s election to the board is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits

EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release dated June 13, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC
(Registrant)
Date: June 13, 2012	By:	/s/ William T. Plybon
	Name:	William T. Plybon
	Title:	Vice President, Corporate Secretary and Deputy General Counsel

EXHIBIT LIST
EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release dated June 13, 2012.

4